UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 2, 2016

CYRUSONE INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35789	46-0691837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1649 West Frankford Road

Carrollton, TX 75007

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (972) 350-0060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 — Entry into a Material Definitive Agreement.

On May 2, 2016, CyrusOne Inc. (the “Company”) and CyrusOne GP, a Maryland statutory trust, amended and restated the Agreement of Limited Partnership of CyrusOne LP (the “Amended LP Agreement”).

The Amended LP Agreement has been amended and restated to reflect that Cincinnati Bell Inc., an Ohio corporation (“CBB”), and its subsidiaries have ceased to be partners or hold any partnership interests in CyrusOne LP and therefore have no rights under the Amended LP Agreement. The Amended LP Agreement also effects certain changes to (1) clarify language, (2) comply with or conform to Maryland and partnership tax law and (3) make various technical corrections and ministerial changes.

The description of the changes in the Amended LP Agreement contained in this Current Report on Form 8-K are qualified in their entirety by reference to the full text of the Amended LP Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 2, 2016, the Board of Directors of the Company (the “Board”) approved an amendment and restatement of the Company’s bylaws (the “Bylaws” and as amended and restated, the “Amended Bylaws”) effective immediately. The following is a summary of the changes effected by the Amended Bylaws, which is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

ARTICLES III, IV AND XV. AMENDMENTS RELATED TO CBB.

The Bylaws have been amended to reflect that CBB no longer has any has any Board nomination or Board committee rights under the Amended LP Agreement.  The Amended Bylaws also remove outdated provisions related to CBB’s rights to approve certain amendments to the Bylaws.

ARTICLE II.  MEETINGS OF STOCKHOLDERS.

Annual Meetings of Stockholders.  The Amended Bylaws remove an outdated reference to the Company’s first annual meeting of stockholders.

Notice of Stockholders Meetings.  The Amended Bylaws clarify that notices of stockholders meetings may be given by electronic notice.

Organization and Conduct of Stockholders Meetings. The Amended Bylaws clarify the procedures for selecting a chairman of a stockholders meeting and to provide that the chairman of a stockholders meeting may recess or adjourn the meeting, even if a quorum is not present.

Advance Notice of Stockholder Nominees and Other Stockholder Proposals. The Amended Bylaws clarify that (a) any stockholder nominating individuals for election to the Board or proposing other business must, in additional to being a record holder at the time of giving notice and the time of the meeting, have been a stockholder of record as of the record date set by the Board for the meeting and (b) unless the chairman of the meeting determines otherwise, a stockholder proposal or nominee for director shall not be considered at a meeting of stockholders unless the stockholder (or such stockholder’s qualified representative) who has given the advance notice in accordance with the Bylaws appears in person at the meeting of stockholders to present such business or nomination.

ARTICLE IV.  COMMITTEES

Subcommittees of the Board.  The Amended Bylaws clarify that any committee of the Board may delegate some or all of its powers to one or more subcommittees.

ARTICLE XIV.  EXCLUSIVE FORUM FOR CERTAIN LITIGATION

The Amended Bylaws include a new Article XIV that provides that, unless the Company agrees otherwise, derivative claims, breach of director, officer or employee duty claims, claims pursuant to the Maryland General Corporation Law (the “MGCL”), the Company’s charter or Bylaws and claims governed by the internal affairs doctrine must be brought in the Circuit Court for Baltimore City, Maryland (or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division).

GENERAL

The Amended Bylaws also effect certain changes to (1) clarify language, (2) conform to the MGCL and (3) make various technical corrections and ministerial changes.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 2, 2016, the Company held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 72,822,864 shares of the Company’s common stock were entitled to vote as of the close of business on March 3, 2016, the record date for the Annual Meeting. There were 68,739,831 shares of common stock present in person or by proxy at the Annual Meeting, at which stockholders were asked to consider and vote on four proposals. Set forth below are the matters acted upon by the stockholders of the Company at the Annual Meeting, and the final voting results of each proposal.

Proposal 1: The stockholders elected each of the eight director nominees to the Board of Directors of the Company to serve until the 2017 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualifies, as follows:

		Votes	Broker
	Votes For	Withheld	Non-Votes
Gary J. Wojtaszek	65,700,697	80,877	2,958,257
David H. Ferdman	65,701,142	80,432	2,958,257
John W. Gamble, Jr.	65,744,745	36,829	2,958,257
Michael A. Klayko	65,686,469	95,105	2,958,257
T. Tod Nielsen	65,392,815	388,759	2,958,257
Alex Shumate	65,237,187	544,387	2,958,257
William E. Sullivan	65,687,666	93,908	2,958,257
Lynn A. Wentworth	65,351,300	430,274	2,958,257

Proposal 2: The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers (“Say on Pay”), as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,300,256	428,016	53,302	2,958,257

Proposal 3: The stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
68,662,371	65,076	12,384	N/A

Proposal 4: The stockholders approved the Restated CyrusOne 2012 Long Term Incentive Plan, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
59,606,522	6,157,357	17,695	2,958,257

ITEM 9.01 — Financial Statements and Exhibits.

As previously announced in the Current Report on Form 8-K filed by the Company on July 1, 2015, the Company’s operating partnership, CyrusOne LP, a Maryland limited partnership, closed its previously announced acquisition (the “Cervalis Acquisition”) of Cervalis Holdings LLC, a Delaware limited liability company (“Cervalis”).

The Company is filing certain pro forma financial information related to the Cervalis Acquisition as an exhibit to this Current Report on Form 8-K.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2015, reflecting the Cervalis Acquisition, is filed as Exhibit 99.1 hereto. Such unaudited pro forma condensed combined statement of operations is not necessarily indicative of the operating results or financial position that actually would have been achieved if the Cervalis Acquisition had been in effect on the date indicated or that may be achieved in future periods, and should be read in conjunction with the financial statements of the Company and Cervalis.  The Company previously filed unaudited pro forma financial statements for prior periods as exhibits to its Current Reports on Form 8-K, as filed on June 22, 2015, October 28, 2015 and November 20, 2015.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of CyrusOne Inc.
10.1	Amended and Restated Limited Partnership Agreement of CyrusOne LP
99.1	Unaudited Pro Forma Condensed Combined Financial Information of CyrusOne Inc. for the year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYRUSONE INC.

Date: May 4, 2016	By:	/s/ Robert M. Jackson
Robert M. Jackson
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of CyrusOne Inc.
10.1	Amended and Restated Limited Partnership Agreement of CyrusOne LP
99.1	Unaudited Pro Forma Condensed Combined Financial Information of CyrusOne Inc. for the year ended December 31, 2015.